EXHIBIT 10.02

                                                                       ISO/NQSO-
                                     FORM OF

                          INTERPLAY ENTERTAINMENT CORP.

                             STOCK OPTION AGREEMENT

         TYPE OF OPTION (CHECK ONE): /_/ INCENTIVE   /_/ NONQUALIFIED

         This Stock Option Agreement (the "Agreement") is entered into as of __________, by and between Interplay Entertainment Corp., a Delaware corporation (the "Company") and __________ (the "Optionee") pursuant to the Company's Third Amended and Restated 1997 Stock Incentive Plan (the "Plan").

         1.       GRANT OF OPTION.  The  Company  hereby  grants to  Optionee an option (the "Option") to purchase all or any portion of a total of ____________shares of the Common Stock of the Company (the "Shares") at a purchase price of $________Dollars per share (the "Exercise Price"), subject to the terms and conditions set forth herein and the provisions of the Plan. If the box marked "Incentive" above is checked, then this Option is intended to qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of l986, as amended (the "Code"). If this Option fails in whole or in part to qualify as an incentive stock option, or if the box marked "Nonqualified" is checked, then this Option shall to that extent constitute a nonqualified stock option.

         2. VESTING OF OPTION. Subject to the terms of Section 8 below, the right to exercise this Option shall vest in installments, in the amounts and on the dates set forth below, provided that Optionee remains in the "Continuous Service" (as defined in Section 3 below) of the Company as of the date of vesting:

[vesting schedule insert]

         The "Vesting Start Date" shall be the date of this agreement. No Shares shall vest after the date of termination of Optionee's Continuous Service, but this Option shall continue to be exercisable in accordance with Section 3 hereof with respect to that number of shares that have vested as of the date of termination of Optionee's Continuous Service.

         3. TERM OF OPTION. Optionee's right to exercise this Option shall terminate upon the first to occur of the following:

                  (a) the expiration of ten (10) years from the date of this Agreement;

                  (b) the expiration of three (3) months from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than Disability (as defined in Section 2.9 of the Plan), death or Cause (as defined in Section 2.4 of the Plan);


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provided,  however,  that if Optionee  dies during such  three-month  period the provisions of Section 3(e) below shall apply;

                  (c) as of the commencement of business on the date of termination of Optionee's Continuous Service if such termination occurs for Cause (as defined in Section 2.4 of the Plan);

                  (d) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to the Disability (as defined in Section 2.9 of the Plan) of the Optionee;

                  (e) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to Optionee's death or if death occurs during the three-month period following termination of Optionee's Continuous Service pursuant to Section 3(b) above, as the case may be; or

                  (f) upon the consummation of a "Change in Control" (as defined in Section 2.5 of the Plan), unless otherwise provided pursuant to
Section 8 below.

         As used herein, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for Disability, as defined in Section 2.9 of the Plan), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Optionee resigns, is removed from office, or Optionee's term of office expires and he or she is not reelected, or (iii) so long as Optionee is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

         4. EXERCISE OF OPTION. On or after the vesting of any portion of this Option in accordance with Sections 2 or 8 hereof, as applicable, and until termination of the right to exercise this Option in accordance with Section 3 above, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or Permitted Transferee, if applicable, or, after his or her death, by the person designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

                  (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased);

                  (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Administrator may approve from time to time under the provisions of Section
5.3 of the Plan);

                  (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws


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with  respect to the  taxable  income,  if any,  recognized  by the  Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with Section 10.1 of the Plan, provided such arrangements satisfy the requirements of applicable tax laws); and

                  (d) a letter, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee, or person designated in Section 5 below, as the case may be.

         5. DEATH OF OPTIONEE; NO ASSIGNMENT. The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee's Continuous Service terminates as a result of his or her death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 or Section 8 hereof, as applicable, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option. Notwithstanding any portion of the foregoing to the contrary, the Administrator, in its sole discretion, may permit the transfer of a Nonqualified Option as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "Permitted Transferee"). For purposes of this Section, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. In addition a Permitted Transferee shall agree in writing to be bound by the provisions of this Agreement and the Plan.

         6.       REPRESENTATIONS AND WARRANTIES OF OPTIONEE.

                  (a) Optionee hereby represents and warrants that this Option and, when applicable, the Shares being acquired by Optionee are for Optionee's personal account, not as a nominee or an agent, and are for investment purposes only, and not with a present intention of selling or otherwise disposing of the Option or the Shares or with a view to or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                  (b) Optionee agrees that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act, on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that his or her


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exercise of the Option may be expressly  conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions.

                  (c) Optionee further agrees that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of this Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

                  (d) Optionee further represents and warrants that Optionee is either an accredited investor within the meaning of Regulation D under the Securities Act, or by reason of Optionee's business or financial experience, or the business or financial experience of its professional advisor, Optionee has the capacity to protect Optionee's own interests in connection with this transaction.

                  (e) Optionee further represents and warrants that Optionee has been furnished with such materials and has been given access to such information relating to the Company as Optionee or Optionee's qualified representative has requested and Optionee has been afforded the opportunity to ask questions regarding the Company, the Option and the Shares, all as Optionee has found necessary to make an informed investment decision.

                  (f) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan.

         7. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustment shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option, in accordance with the provisions of Section 4.2 of the Plan.

         8. CHANGE IN CONTROL. In the event of a Change in Control of the Company (as defined in Section 2.5 of the Plan), the Plan and the Option shall terminate, unless the Administrator, to the extent permitted by applicable law, but otherwise in its sole discretion provides for: (i) the continuation of the Option (if the Company is the surviving entity); (ii) the assumption of the Option and the Plan by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of the Option with an option containing substantially the same terms; (iv) the cancellation of the Option without payment of any consideration, provided that if such Option would be canceled in accordance with the foregoing, the Administrator shall cause written notice of the proposed transaction to be given to the Optionee not less than 15 days


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prior to the  anticipated  effective date of the proposed  transaction and on or before the effective date of the proposed transaction, Optionee shall have the right to exercise the vested portion of the Option; or (v) the acceleration of vesting or the adjustment of other terms of the Option, provided that if the Option would be accelerated or otherwise adjusted in accordance with the foregoing, the Administrator shall cause written notice of the proposed transaction to be given to the Optionee not less than 15 days prior to the anticipated effective date of the proposed transaction and on or before the effective date of the proposed transaction, Optionee shall have the right to exercise the Option as accelerated or otherwise adjusted.

         9. NO EMPLOYMENT CONTRACT CREATED. Neither the granting of this Option nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved.

         10. RIGHTS AS STOCKHOLDER. The Optionee (or transferee of this option by will or by the laws of descent and distribution or any Permitted Transferee) shall have no rights as a stockholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates to him or her for such Shares, notwithstanding the exercise of this Option.

         11. "MARKET STAND-OFF" AGREEMENT. Optionee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities, Optionee (or a Successor or Permitted Transferee as applicable) will not sell or otherwise transfer or dispose of any Shares held by Optionee (or a Successor or Permitted Transferee as applicable) without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

         12. INTERPRETATION. This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

         13. NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the employment or stock records of the Company.


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         14.      ANNUAL  AND OTHER  PERIODIC  REPORTS.  During the term of this
Agreement, the Company will furnish or make available to the Optionee copies of all annual and other periodic financial and informational reports that the Company distributes generally to its stockholders.

         15. GOVERNING LAW. The validity, construction, interpretation, and effect of this Option shall be governed by and determined in accordance with the laws of the State of California.

         16.      SEVERABILITY.   Should  any   provision  or  portion  of  this
Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

         17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.

INTERPLAY ENTERTAINMENT CORP.                "OPTIONEE"



By:
   --------------------------------          -----------------------------------
   [name]                                    Name
   Chief Executive Officer